UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2010

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 16, 2010, Piedmont Natural Gas Company, Inc. (the "Company") announced that Thomas E. Skains, Chairman, President and Chief Executive Officer of the Company, will undergo elective surgery on January 4, 2011 to repair a genetic abnormality in a cerebral blood vessel. During his anticipated three to four week recovery, Mr. Skains will delegate his management duties and responsibilities to David J. Dzuricky, Senior Vice President and Chief Financial Officer of the Company, and Malcolm E. Everett III, the Company’s Independent Lead Director, will assume the Board Chairman’s role pursuant to the Company’s Corporate Governance Guidelines.

A copy of the Company’s December 16, 2010 news release is attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 News Release of Piedmont Natural Gas Company, Inc., issued December 16, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

December 16, 2010	By:	Jane R. Lewis-Raymond

Name: Jane R. Lewis-Raymond
Title: Vice President, General Counsel, Chief Ethics and Compliance Officer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Piedmont Natural Gas Company, Inc., issued December 16, 2010